UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2023

Perception Capital Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40976	98-1578608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3109 W 50th St., #207 Minneapolis, MN	55410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 456-5300

315 Lake Street East, Suite 301, Wayzata, MN 55391

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PCCTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PCCT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PCCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Subscription Agreement

On October 4, 2023, Perception Capital Corp. II (“PCCT”) entered into a subscription agreement with Polar Multi-Strategy Master Fund (“Polar”) to cover working capital requirements of the Company prior to PCCT consummating an initial business combination (the “Subscription Agreement”). Pursuant to the terms and subject to the conditions of the Subscription Agreement, Polar agreed to contribute $650,000 to PCCT (the “Capital Contribution”), which shall be repaid to Polar by PCCT upon closing of an initial business combination (the “Closing”). In consideration of the foregoing Capital Contribution, PCCT has agreed to issue, or to cause the surviving entity following the Closing (the “Surviving Entity”) to issue, 0.9 shares of common stock of the Surviving Entity (“Common Stock”) for each dollar of the Capital Contribution funded as of or prior to the Closing. The Capital Contribution is non-interest bearing and shall be repaid by PCCT to, and at the election of, Polar (i) in Common Stock, at a rate of 0.1 shares of Common Stock for each dollar of the Capital Contribution funded as of the Closing or (ii) in cash. PCCT shall enter into a registration rights agreement with Polar in connection with the Closing, and any shares of Common Stock issued to Polar pursuant to the Subscription Agreement shall be registered on the first registration statement filed by the Surviving Company following the Closing, which shall be filed no later than 30 days following the Closing and declared effective no later than 90 days following the Closing. Upon certain events of default under the Subscription Agreement, PCCT shall issue to Polar 0.1 shares of Common Stock (“Default Shares”) for each dollar of the Capital Contribution funded as of the date of such default, and for each month thereafter until such default is cured, subject to certain limitations provided for therein.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Sponsor Letter Agreement

Perception Capital Partners II LLC, PCCT’s sponsor (the “Sponsor”), delivered to PCCT a letter agreement to facilitate PCCT’s fundraising efforts (the “Sponsor Letter Agreement”). Pursuant to the Sponsor Letter Agreement, the Sponsor agreed to forfeit for cancellation (i) 585,000 Class B ordinary shares, par value $0.0001 per share, of PCCT concurrently with the Closing and (ii) following the Closing, the number of shares of Common Stock equal to the number of Default Shares, if any, issued by the Surviving Entity to Polar in accordance with the Subscription Agreement.

The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Letter Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed under Item 1.01 of this Current Report on Form 8-K (this “Report”) is incorporated into this Item 2.03 to the extent required herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 9, 2023, PCCT received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that PCCT is not in compliance with Listing Rule 5450(a)(2) of the Nasdaq Global Market in connection with its listing of PCCT’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), which requires PCCT to maintain a minimum of 400 total holders of its Class A Ordinary Shares for continued listing on the Nasdaq Global Market. The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of PCCT’s securities on the Nasdaq Global Market.

The Notice states that PCCT has until November 24, 2023 to submit a plan to regain compliance with Listing Rule 5450(a)(2). PCCT intends to respond within the required timeframe and is evaluating its options regarding a plan that it may submit in response to the Notice. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the date of the Notice to evidence compliance with Listing Rule 5450(a)(2). If Nasdaq does not accept PCCT’s plan, PCCT will have the opportunity to appeal Nasdaq’s determination.

Item 3.02	Unregistered Sales of Equity Securities

The information disclosed under Item 1.01 of this Report is incorporated into this Item 3.02 to the extent required herein.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. As previously disclosed, PCCT entered into an Agreement and Plan of Merger (the “Merger Agreement” and the transactions contemplated thereby, the “Business Combination”) by and between PCCT, Perception Spectaire Merger Sub Corp., a Delaware corporation and direct wholly-owned subsidiary of PCCT, and Spectaire Inc., a Delaware corporation (“Spectaire”). Forward-looking statements may include, but are not limited to, statements about the PCCT’s and Spectaire’s ability to close the Business Combination, including PCCT and Spectaire being able to receive all required third-party and shareholder approvals for the Business Combination; the anticipated benefits of the Business Combination, including the potential amount of cash that may be available to the combined company upon consummation of the Business Combination and the use of the net proceeds following the redemptions by PCCT public shareholders; the anticipated timing of the Business Combination; Spectaire’s expectation that its common shares will be accepted for listing on the Nasdaq Stock Market following the closing of the Business Combination; the financial and business performance of Spectaire; Spectaire’s anticipated results from operations in future periods; the products and services offered by Spectaire and the markets in which it operates; the impact of health epidemics, including the COVID-19 pandemic, on Spectaire’s business and the actions Spectaire may take in response thereto. In addition, any statements that refer to projections (including EBITDA and cash flow), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of PCCT and Spectaire, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to: the future price of metals; the stability of the financial and capital markets; PCCT and Spectaire being able to receive all required third-party and shareholder approvals for the Business Combination; the amount of redemptions by PCCT public shareholders; and other current estimates and assumptions regarding the Business Combination and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by PCCT with the SEC and the following: the amount of any redemptions by existing holders of PCCT Class A ordinary shares being greater than expected, which may reduce the cash in trust available to Spectaire upon the consummation of the Business Combination; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against Spectaire or PCCT following announcement of the Business Combination; the inability to complete the Business Combination due to, among other things, the failure to obtain PCCT shareholder approval; the risk that the announcement and consummation of the Business Combination disrupts Spectaire’s current plans; the ability to recognize the anticipated benefits of the Business Combination; unexpected costs related to the Business Combination; the risks that the consummation of the Business Combination is substantially delayed or does not occur, including prior to the date on which PCCT is required to liquidate under the terms of its charter documents; Spectaire’s ability to operate as a going concern; Spectaire’s requirement of significant additional capital; Spectaire’s limited operating history; Spectaire’s history of losses; Spectaire’s ability to attract qualified management; Spectaire’s ability to adapt to rapid and significant technological change and respond to introductions of new products in order to remain competitive; Spectaire receives a significant portion of its revenues from a small number of customers and the loss of, or nonperformance by, one or more significant customers could adversely affect Spectaire’s business; Spectaire relies heavily on manufacturing operations to produce the products and the business could be adversely affected by disruptions of the manufacturing operation; Spectaire’s future growth depends on a single product; changes in governmental regulations may reduce demand for Spectaire’s products or increase Spectaire’s expenses; the effects of the COVID-19 pandemic or other global health crises on Spectaire’s business plans, financial condition and liquidity; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; potential future litigation; and Spectaire’s lack of insurance covering all of Spectaire’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of Spectaire and PCCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed herein and attributable to Spectaire, PCCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, Spectaire and PCCT undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the Business Combination, PCCT filed a registration statement on Form S-4 (File No. 333-272880) (as amended, the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on September 29, 2023. The definitive proxy statement/prospectus that forms part of the Registration Statement was first distributed to PCCT’s shareholders on or about October 2, 2023 in connection with the solicitation of proxies for the vote with respect to the Business Combination and other matters described therein. This Report (including the information presented in the exhibits attached hereto) does not contain all of the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

Business Combination. PCCT will also file other documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF PCCT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS AND MATERIALS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors and PCCT securityholders may obtain free copies of the proxy statement/prospectus and all other relevant documents that have been or will be filed with the SEC by PCCT through the website maintained by the SEC at www.sec.gov. The documents filed by PCCT with the SEC also may be obtained by contacting PCCT at 3109 W 50th St., #207, Minneapolis, MN, or by calling (952) 456-5300.

Participants in Solicitation

Spectaire, PCCT and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from PCCT’s shareholders in connection with the Business Combination. A list of the names of such persons and information regarding their interests in the Business Combination is contained in the definitive proxy statement/prospectus filed as part of the Registration Statement on September 29, 2023. You may obtain copies of these documents free of charge by directing a written request to Spectaire or PCCT. The definitive proxy statement/prospectus was first mailed on or about October 2, 2023 to PCCT’s shareholders as of September 26, 2023, the record date for the extraordinary general meeting of PCCT to be held in connection with the Business Combination and related matters.

No Offer or Solicitation

This Report and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Subscription Agreement, dated October 4, 2023, by and between PCCT and Polar.

10.2	Sponsor Letter Agreement, dated October 4, 2023, between the Sponsor and PCCT.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perception Capital Corp. II

Date: October 10, 2023

	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer